SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2002

                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

             0-26372                                     82-0429727
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           (Commission                                 (IRS Employer
           File Number)                              Identification No.)

                      349 Oyster Point Boulevard, Suite 200

                 South San Francisco, CA                  94080
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       (Address of principal executive offices)        (Zip Code)

                                 (650) 616-2200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS

     On April 26, 2002, Cellegy Pharmaceuticals, Inc. held a telephone conference call to discuss Cellegy's decision, announced in a press release issued earlier that day, to withdraw our New Drug Application ("NDA") with the U.S. Food and Drug Administration ("FDA") relating to Cellegy's Cellegesic(TM) (nitroglycerin ointment) product candidate for the treatment of pain associated with chronic anal fissures. The press release was filed as an exhibit to a Report on Form 8-K that we filed with the Securities and Exchange Commission (the "SEC") on April 26, 2002. The decision to withdraw the application followed a recent meeting with the FDA during which it became clear that the FDA would require additional information in order to grant marketing clearance of Cellegesic in the United States. The Cellegesic New Drug Application was originally filed on June 26, 2001 and was supplemented in November 2001 with the results of a second Phase III clinical trial. Cellegy indicated that it was disappointed by the FDA's position and believes that it has provided evidence sufficient for the approval of Cellegesic. Nevertheless, Cellegy decided to withdraw its NDA and to work cooperatively with the FDA in determining what additional information would be required in order for the FDA to grant marketing approval. Such additional information may be in the form of supplemental data from or analyses of completed studies, or the FDA may require additional clinical trials before it considers marketing approval. Cellegy indicated that it planned to meet again soon with the FDA in order to obtain agreement on the type of additional information needed.

     Additional background information, some of which was discussed during the conference call, concerning Cellegy's decision to withdraw the FDA, is described below.

     o The Company hopes to schedule a meeting with the FDA soon to gain better clarity about the FDA's concerns, but the timing of any such meeting will depend on the availability of personnel and other matters, and there can be no assurances regarding the timing or results of any such meeting. Once Cellegy determines what additional information would be required by the FDA, we will be better able to determine our alternatives and strategies with regard to Cellegesic, including whether it will be possible for Cellegy to satisfy the FDA's concerns and, if the FDA indicates that an additional Phase III trial would be required, whether an additional trial or other efforts to pursue product approval would be undertaken. There can be no assurances regarding the timing of the FDA's review of any resubmitted NDA that we may file in the future.

     o Cellegy believes that at least some of the FDA's concerns relate to the magnitude of pain reduction in anal fissures demonstrated in Cellegy's clinical trials, relative to side effects such as headaches, which often accompany use of any nitric oxide donor therapy, including nitroglycerin, which is the principal active ingredient of Cellegesic. In our most recent Phase III trial, headaches, which were classified as mostly mild or moderate according to the trial's categories, accompanied use of the product in approximately 50% of the patients. In the trial, approximately 5% to 6% of patients dropped out of the trial as a result of headaches.

     o We reaffirmed that we intended to submit an NDA relating to our Tostrex product sometime during the quarter ended June 30, 2002.

     o Cellegy indicated it believed that available funds were sufficient to fund operations for approximately one year, assuming that no major additional clinical trials were undertaken. However, as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2001, future expenditures and capital requirements depend on numerous factors including, without limitation, the progress and focus of research and development programs, the progress and results of pre-clinical and clinical testing, the time and costs involved in obtaining regulatory approvals, the costs of filing, prosecuting, defending  and  enforcing  any patent  claims  and other  intellectual property rights, our ability to establish new collaborative arrangements, the initiation of commercialization activities, the purchase of capital equipment, and the availability of other financing. In order to complete the research and development and other activities necessary to commercialize our products, additional financing will be required. As a result, we will seek private or public equity investments and future collaborative arrangements or other transactions with third parties to meet such needs. There is no assurance that such financing will be available for us to fund our operations on acceptable terms, if at all. Insufficient funding may require us to delay, reduce or eliminate some or all of our research and development activities, planned clinical trials and administrative programs.

     This Report contains forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward looking statements are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties relate to, among other factors: the completion and outcome of clinical trials; the outcome and timing of review by the FDA and other regulatory authorities; our need for further financing and ability to complete potential financings; and uncertainties arising from the withdrawal of our NDA relating to Cellegesic. Investors are cautioned that all forward-looking statements involve numerous risks and uncertainties. There can be no assurance that Cellegy's products will be approved for marketing by regulatory authorities or will be successfully marketed following approval. You are cautioned not to place undue reliance on forward-looking statements. We undertake no obligation to update or revise the statements made herein or the risk factors that may relate thereto. For more information regarding the above, and other risk factors that may affect Cellegy's future results and may cause actual results to vary from results anticipated in forward-looking statements, investors should refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and other documents that the company files with the Securities and Exchange Commission, which are available online at www.sec.gov or by contacting the company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2002                        CELLEGY PHARMACEUTICALS, INC.


                                             By: /s/ Richard Juelis
                                                 ----------------------
                                                 A. Richard Juelis
                                                 Vice President, Finance and
                                                 Chief Financial Officer